                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 18, 2003
(Date of earliest event reported)

Commission File No. 333-101500

                    Banc of America Mortgage Securities, Inc.

                     Delaware                                    36-4514369
             (State of Incorporation)               (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina                   28255
      Address of principal executive offices                     (Zip Code)

                                 (704) 387-8239
               Registrant's Telephone Number, including area code


--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------------------------
       (99)         Collateral Term Sheets
                    prepared by Banc of America
                    Securities LLC in connection
                    with Banc of America Mortgage
                    Securities, Inc., Mortgage
                    Pass-Through Certificates,
                    Series 2003-G

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANC OF AMERICA MORTGAGE
                                                 SECURITIES, INC.

July 18, 2003


                                                 By: /s/ Judy Lowman
                                                     ---------------------------
                                                     Judy Lowman
                                                     Vice President

                                INDEX TO EXHIBITS

                                                    Paper (P) or
Exhibit No.   Description                           Electronic (E)
-----------   -----------------------------------   --------------

    (99)      Collateral Term Sheets prepared by           E
              Banc of America Securities LLC in
              connection with Banc of America
              Mortgage Securities, Inc., Mortgage
              Pass-Through Certificates, Series
              2003-G